EXHIBIT 99.7
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

GSAA 0510 2A1 PY Table
Price at Par/ to Call
0 CDR
100 % Servicer Advances

--------------------------------------------------------
Index                                Rate
========================================================
LIBOR_1MO                                        3.5100
LIBOR_6MO                                        3.9219


----------------------------------------------------------------------------------------------------------------------------------
        Prepay                      10 CPR              15 CPR              20 CPR               25 CPR             30 CPR
==================================================================================================================================
                        Yield             3.6473               3.6473              3.6473               3.6473             3.6473
                  Disc Margin                 11                   11                  11                   11                 11

                          WAL               3.24                 2.15                1.59                 1.23               1.00
                     Mod Durn               2.98                 2.03                1.52                 1.19               0.97
             Principal Window    Sep05 - Jul13        Sep05 - Dec10       Sep05 - Jul09        Sep05 - May08      Sep05 - Nov07

                    LIBOR_1MO             3.5100               3.5100              3.5100               3.5100             3.5100
                    LIBOR_6MO             3.9219               3.9219              3.9219               3.9219             3.9219
          Optional Redemption            Call (Y)             Call (Y)            Call (Y)             Call (Y)           Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimatelyoffered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultationwith their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonablenessof such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, andthis material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included inthe final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 0510 2A1 PY Table
Price at Par/ to Call
10 CPR / 0 CDR / 20% Static Libor
100 % Servicer Advances

                          ----------------------------------------------
                                                           Effective
                              Period          Date           Coupon
                          ==============================================

                                       1       9/25/2005       10.00000
                                       2      10/25/2005        9.91972
                                       3      11/25/2005        9.83224
                                       4      12/25/2005        9.76389
                                       5       1/25/2006        9.67106
                                       6       2/25/2006        9.59287
                                       7       3/25/2006        9.59763
                                       8       4/25/2006        9.44105
                                       9       5/25/2006        9.40051
                                      10       6/25/2006        9.29516
                                      11       7/25/2006        9.26497
                                      12       8/25/2006        9.15495
                                      13       9/25/2006        9.08690
                                      14      10/25/2006        9.07148
                                      15      11/25/2006        8.95476
                                      16      12/25/2006        8.94871
                                      17       1/25/2007        8.82772
                                      18       2/25/2007        8.76605
                                      19       3/25/2007        8.92344
                                      20       4/25/2007        8.64628
                                      21       5/25/2007        8.91824
                                      22       6/25/2007        9.05257
                                      23       7/25/2007        9.11432
                                      24       8/25/2007        8.98099
                                      25       9/25/2007        8.94623
                                      26      10/25/2007        9.02038
                                      27      11/25/2007        9.03147
                                      28      12/25/2007        9.28860
                                      29       1/25/2008        9.14046
                                      30       2/25/2008        9.11753
                                      31       3/25/2008        9.37582
                                      32       4/25/2008        9.07294
                                      33       5/25/2008        9.56529
                                      34       6/25/2008        9.66672
                                      35       7/25/2008        9.99445
                                      36       8/25/2008        9.67669
                                      37       9/25/2008        9.68138
                                      38      10/25/2008       10.00899
                                      39      11/25/2008       10.21443
                                      40      12/25/2008       10.96250
                                      41       1/25/2009       10.61506
                                      42       2/25/2009       10.62056
                                      43       3/25/2009       11.76463
                                      44       4/25/2009       10.63174
                                      45       5/25/2009       11.53556
                                      46       6/25/2009       11.55971
                                      47       7/25/2009       11.95240
                                      48       8/25/2009       11.57330
                                      49       9/25/2009       11.57983
                                      50      10/25/2009       11.97265
                                      51      11/25/2009       11.74991
                                      52      12/25/2009       12.16664
                                      53       1/25/2010       11.78182
                                      54       2/25/2010       11.78879
                                      55       3/25/2010       13.05969
                                      56       4/25/2010       11.80298
                                      57       5/25/2010       12.36650
                                      58       6/25/2010       11.99337
                                      59       7/25/2010       12.40190
                                      60       8/25/2010       12.01039
                                      61       9/25/2010       12.01905
                                      62      10/25/2010       12.42872
                                      63      11/25/2010       12.03665
                                      64      12/25/2010       12.44712
                                      65       1/25/2011       12.05465
                                      66       2/25/2011       12.06381
                                      67       3/25/2011       13.36662
                                      68       4/25/2011       12.08244
                                      69       5/25/2011       12.49498
                                      70       6/25/2011       12.10151
                                      71       7/25/2011       12.51491
                                      72       8/25/2011       12.12101
                                      73       9/25/2011       12.13094
                                      74      10/25/2011       12.54568
                                      75      11/25/2011       12.15114
                                      76      12/25/2011       12.56680
                                      77       1/25/2012       12.17182
                                      78       2/25/2012       12.17781
                                      79       3/25/2012       13.01833
                                      80       4/25/2012       12.17907
                                      81       5/25/2012       12.58569
                                      82       6/25/2012       12.18034
                                      83       7/25/2012       12.58701
                                      84       8/25/2012       12.18162
                                      85       9/25/2012       12.18226
                                      86      10/25/2012       12.58900
                                      87      11/25/2012       12.18355
                                      88      12/25/2012       12.59034
                                      89       1/25/2013       12.18486
                                      90       2/25/2013       12.18551
                                      91       3/25/2013       13.49183
                                      92       4/25/2013       12.18683
                                      93       5/25/2013       12.59374
                                      94       6/25/2013       12.18816
                                      95       7/25/2013       12.59512
                                      96       8/25/2013       12.18950



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimatelyoffered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultationwith their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonablenessof such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, andthis material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included inthe final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice.Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.